Exhibit 99.1

iLearningEngines, a leader in AI-Powered Learning Automation, to List on NASDAQ via Merger with Arrowroot Acquisition Corp.

The transaction has a minimum cash condition of $100 million, including funds from the Arrowroot Acquisition SPAC trust, a private convert with participation from Arrowroot Capital Management and other institutional investors that brings immediate capital into the company, and additional sources of capital that are currently being negotiated.

Pro forma implied enterprise value of the combined company is approximately $1.4 billion.

Bethesda, MD and Marina Del Rey, CA April 27, 2023 – iLearningEngines (“iLearningEngines” or “the Company”), a leader in AI-powered learning automation and information intelligence for corporate and educational use, announced today that it has entered into a merger agreement with Arrowroot Acquisition Corp. (NASDAQ:ARRW), a publicly traded special purpose acquisition company sponsored by Arrowroot Capital, a 10 year old private equity firm specializing in enterprise software. Upon closing of the transaction, the combined company will be named iLearningEngines, Inc., and is expected to remain listed on the NASDAQ under the new ticker symbol, ‘AILE’. The combined company will continue to be led by iLearningEngines’ existing CEO and founder, Harish Chidambaran.

In a globally distributed work environment, productizing enterprise knowledge has significant impact on business success, and remains a fundamental challenge given the sheer volumes of content and data. This is the problem that iLearningEngines solves. Uniquely positioned at the intersection of two massive, rapidly growing global markets – global e-Learning and global AI systems, each with an estimated total addressable market of greater than $200 billion by 2025 according to Technavio and IDC MaturityScape1 – iLearningEngines leverages its AI and machine learning to build Intelligent “Knowledge Clouds” from an organization’s internal and external content and data, creating a central repository of all enterprise intellectual property, and then distributes knowledge into enterprise workflows to drive autonomous learning, intelligent decision making, and process automation. iLearningEngines currently serves 12 core verticals, including industrials, oil & gas, education, healthcare and insurance.

Founded in 2010, iLearningEngines has grown rapidly since its initial product launch with customers across a diverse set of industries and geographic regions. Key business and company highlights include:

●	Powering over 1000 end-customers with over 3.2 million users

●	$309 million in revenue in 2022, up 42% year over year, and positive adjusted EBITDA the past 3 years

●	Net dollar retention of 119% with typical customer contract length of 3-5 years

●	Proprietary AI platform and highly specialized learning and engagement data sets

●	Over 100,000 research and development hours

●	Top 20 in Deloitte Fast 500 for four years in a row, including #5 in 2019

●	Rule of 40 software business consistently for the past 5 years

[1]	Sources Technavio Global e-Learning Marketplace and IDC MaturityScape: Artificial Intelligence 2.0

Under Mr. Chidambaran, iLearningEngines has built a profitable $300+ million annual revenue business while being very capital efficient. “As an early pioneer in enterprise AI and its application in learning and process automation, we believe iLearningEngines is in a category of one – owning a unique space with first mover advantage and significant moats built around specialized learning and engagement data sets”, said Mr. Chidambaran. “We are excited to be partnering with Arrowroot given their expertise in growing enterprise software businesses. We believe the capital raised in this transaction will allow us to accelerate growth, capitalizing on the massive market opportunity in front of us.”

“Arrowroot is in our 10th year; investing globally and specifically in growing enterprise software companies. We explored dozens of candidates for our first SPAC investment, searching for the next category killer, a $1 billion plus business that could be the next $10 billion company”, said Arrowroot CEO Matthew Safaii. “We believe we found that in iLearningEngines. This is a company with over 100,000 engineering research and development hours invested in creating one of the biggest independent AI focused software platform companies in the world. iLearningEngines is in an enviable software metric position. The company is at scale and posts high revenue growth along with profitability. Furthermore, we believe their large enterprise customer base is extremely sticky. We see iLearningEngines as not just a disruptor in enterprise grade AI, but as a public company that can overtake this burgeoning market space - with a huge opportunity for both organic growth and accretive M&A opportunities. Arrowroot Capital is in this for the long-term and is demonstrating this commitment by leading an investment directly into the company today. We have also priced the deal at 3.3x estimated 2023 revenue, a significant discount to a group of publicly traded peers, which we view as a very attractive entry point, especially for a company with top tier metrics.”

“We were early investors in iLearningEngines, and have been impressed with the management team’s ability to deliver consistent growth and profitability in this high growth AI segment”, said Rudy Ruano, Investment Partner with Western Technology Investment (WTI). iLearningEngines has been backed by WTI, a multi-stage venture finance firm that specializes in investments into leading technology companies. Founded in 1980, WTI has partnered with more than 1,400 companies across major innovation sectors. The firm was an early institutional investor in iconic technology companies like Google, Facebook, and Palantir among others.

Transaction Overview

The transaction has been unanimously approved by the Board of Directors of Arrowroot Acquisition Corp., as well as the Board of Directors of iLearningEngines, and is subject to the satisfaction of customary closing conditions, including the approval of the stockholders of Arrowroot Acquisition Corp.

The agreement includes a minimum cash requirement of $100 million that will be funded through several sources. The combined entity will receive approximately $43 million from Arrowroot Acquisition Corp.’s trust account, assuming no redemptions by Arrowroot Acquisition Corp.’s public stockholders. iLearningEngines will receive proceeds of a private convertible offering with participation from Arrowroot Capital and other institutional investors at the time the transaction is announced. iLearningEngines is also in discussions to raise additional capital via institutional investors. The intended use of cash is primarily for M&A and growth.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K and in Arrowroot Acquisition Corp.’s registration statement on Form S-4, which will include a document that serves as a prospectus and proxy statement of Arrowroot Acquisition Corp., referred to as a proxy statement/prospectus, each of which will be filed by Arrowroot Acquisition Corp. with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Cooley LLC is serving as legal counsel to iLearningEngines and Goodwin Procter LLP is serving as legal counsel to Arrowroot Acquisition Corp.

About iLearningEngines

iLearningEngines is the market leader in cloud-based, AI driven mission critical training for enterprises. iLearningEngines has consistently ranked as one of the fastest growing companies in North America on the Deloitte Technology Fast 500. iLearningEngines’ AI and Learning Automation platform is used by enterprises to productize their enterprise knowledge for consumption throughout the enterprise. The intense demand for scalable outcome-based training has led to deployments in some of the most regulated and detail-oriented vertical markets, including Healthcare, Education, Insurance, Retail, Oil & Gas / Energy, Manufacturing and Government. iLearningEngines was founded by Harish Chidambaran in 2010, with headquarters in Bethesda, MD and offices in Dubai, UAE, Sydney, Australia, and India.

About Arrowroot Acquisition Corp.

Arrowroot Acquisition Corp. is a special purpose acquisition company formed for the purpose to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company is sponsored by Arrowroot Capital, a leading investor in enterprise software. Arrowroot Acquisition Corp. was founded on November 5, 2020 and is headquartered in Marina Del Rey, CA.

Important Information About the Proposed Transaction and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by Arrowroot Acquisition Corp. that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Arrowroot Acquisition Corp. to vote on the business combination. Arrowroot Acquisition Corp. urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Arrowroot Acquisition Corp., iLearningEngines and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Arrowroot Acquisition Corp. as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Arrowroot Acquisition Corp., address. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “expect,” “intend,” “plan,” “believe,” “estimate,” “continue” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the listing of the combined company’s shares, the amount and use of the proceeds of the transaction, iLearningEngines’ future growth and innovations, the initial market capitalization of the combined company, the amount of funds available in the trust account as a result of stockholder redemptions or otherwise and the benefits of the transaction, the total addressable market for global e-Learning and global AI systems, and the existence of, as well as the potential value and duration of, any return on investment for customers of the combined company. In addition, iLearningEngines’ 2022 revenue is a preliminary estimate, which is subject to the completion of iLearningEngines’ quarter end close procedures and further financial review. Actual results may differ as a result of the completion of iLearningEngines’ quarter end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. Such differences may be material. As a result, those estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither iLearningEngines’ nor Arrowroot Acquisition Corp.’s registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, changes in domestic and foreign business, market, financial, political, and legal conditions the ability of existing investors to redeem the ability to complete the business combination due to the failure to obtain approval from Arrowroot Acquisition Corp.’s shareholders, the failure to satisfy other closing conditions in the business combination agreement or otherwise, the occurrence of any event that could give rise to the termination of the business combination agreement, the failure to consummate the transactions contemplated by the forward purchase agreements, the ability to recognize the anticipated benefits of the business combination, risks relating to the uncertainty of the projected financial information with respect to iLearningEngines; risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; the effects of competition on iLearningEngines’ business, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Arrowroot Acquisition Corp. with the SEC and those included under the header “Risk Factors” in the final prospectus of Arrowroot Acquisition Corp. related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to the Company or iLearningEngines, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Arrowroot Acquisition Corp. and iLearningEngines, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Arrowroot Acquisition Corp.’s stockholders in respect of the business combination. Information about the directors and executive officers of Arrowroot Acquisition Corp. is set forth in the Arrowroot Acquisition Corp.’s filings with the SEC. Information about the directors and executive officers of iLearningEngines and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Arrowroot Acquisition Corp.’s stockholders in connection with the proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Contacts

For iLearningEngines:

Investor Contact:

Kevin Hunt

iLearningEnginesIR@icrinc.com

Media Contact:

For Arrowroot Acquisition Corp.:

Jessica Schmitt

jschmitt@arrowrootcapital.com

310-566-

For iLearningEngines:

Kevin McLaughlin

ICR Inc.

iLearningPR@icrinc.com

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